Exhibit 10.2

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ADDENDUM 1

No. 012174-1NOHL-01

TO THE PARTNERSHIP AGREEMENT No. 012174-1NOHL-OO

This Project Addendum 1 (the “Project Addendum 1”) is made and entered into as of 2 April 2013 (the “Project Addendum 1 Effective Date”), by and between GenSight Biologics SA, a corporation organized under the laws of France, registered with the Lyon Trade and Company Registry under number B 751 164 757 (SIRET: 75116475700013), with its principal place of business at 1bis Allée du Sauze, 69160 Tassin la Demi-Lune, France (“GenSight”), and Genethon, a non-profit organization organized under the laws of France, with its principal place of business at 1bis, rue de l’Internationale, 91002 Evry Cedex, France (SIRET: 40218752000018) (“Genethon”), (each of GenSight and Genethon a “Party” individually and collectively the “Parties”).

BACKGROUND

WHEREAS, the Parties entered into a partnership agreement No. 012174-1NOHL-OO on February 1, 2013 (the “Partnership Agreement”);

WHEREAS, the Parties agree to conclude Project Addenda in separate written contract to perform a given R&D Project; each Project Addendum shall (i) set forth the specific conditions applicable to the corresponding R&D Project; and (ii) contain the corresponding R&D Project Program as well as a list of the Parties’ respective Pre-Existing Know-How necessary or helpful for carrying out the corresponding R&D Project;

WHEREAS, the Parties agreed on a Research Program around the Leber’s Hereditary Optic Neuropathy (“LHON”) program and wish to execute this Project Addendum 1 to agree on the specific conditions of this Research Program;

NOW THEREFORE, in consideration of the mutual covenants, conditions and undertakings herein contained, the Parties agree as follows:

1.	OBJECT OF THIS PROJECT ADDENDUM 1

The Parties agree on the conditions of the LHON Research Program described in Exhibit 2A here-attached.

2.	DURATION

This Project Addendum 1 enters into force on the Project Addendum 1 Effective Date for the duration of the LHON Research Program.

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3.	INTANGIBILITY OF UNMODIFIED CLAUSES

All the terms and conditions of the Partnership Agreement that have not been modified by and that are not in contradiction to this Project Addendum 1 shall apply. Capitalized terms used in this Project Addendum 1 and not otherwise defined shall have the meaning ascribed to such terms in the Partnership Agreement. As of the Project Addendum 1 Effective Date, any reference to the Project Addendum 1 shall be deemed a reference to the Partnership Agreement as amended by this Project Addendum 1.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement.

Gensight Biologics SA	Genethon
/s/ Bernard Gilly	/s/ Frédéric Revah
Title: CEO	Title: CEO

EXHIBIT 2A

LHON Project Addendum

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APPENDIX 1 of LHON Project Addendum

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APPENDIX 2 of LHON Project Addendum: FORECASTED LHON PRODUCTION REQUIREMENTS

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NOHL Project Addendum Appendix 3: CLINICAL DEVELOPMENT PLAN

AGREED TIMELINES ON 18 APRIL 2013

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Version dated 18 April 2013

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